[The American Funds Group(r)]

INTERMEDIATE BOND FUND OF AMERICA

CELEBRATING A DECADE OF HIGH-QUALITY INVESTING

[photo:  close-up of various stock market computer screens]

Annual Report for the year ended August 31, 1998

[Sidebar]
Pictured on the cover: A view from one of the many fixed-income trading desks at Capital Research and Management Company, the investment adviser for Intermediate Bond Fund of America.

INTERMEDIATE BOND FUND OF AMERICA is one of the 28 mutual funds in The American Funds Group,(r) managed by Capital Research and Management Company. Since 1931, Capital has invested with a long-term focus based on thorough research and attention to risk.

PREPARING FOR THE YEAR 2000

The fund's key service providers - Capital Research and Management Company, the investment adviser, and American Funds Service Company, the transfer agent - are updating their computer systems to process date-related information properly following the turn of the century. Both are on track to complete modifications of significant internal systems by the end of 1998. Testing with business partners, vendors and other service providers is already under way. We will continue to keep you up-to-date in our regular publications. If you'd like more detailed information, call Shareholder Services at 800/421-0180, ext. 21, or visit our Web site at www.americanfunds.com.
[End Sidebar]

THE OBJECTIVE OF INTERMEDIATE BOND FUND OF AMERICA(r) is to earn current income, consistent with preservation of capital, within certain guidelines for quality and maturity. After November 1, 1998, the fund will seek to fulfill its objective by investing primarily in fixed-income securities with an average effective maturity of no more than five years and with quality ratings of A or better (as rated by Standard & Poor's Corporation or Moody's Investors Service) or equivalent unrated securities.

These investments include:

- U.S. government and federal agency securities
- Pass-through securities, such as mortgage- and asset-backed securities
- High-quality corporate obligations

In pursuing its objective, the fund takes a middle course, seeking a higher yield than money market funds (which typically offer a stable principal value) with less volatility than longer term bonds (which typically provide higher income).

FIGURES SHOWN ARE PAST RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY. INVESTING FOR SHORT PERIODS MAKES LOSSES MORE LIKELY. INVESTMENTS ARE NOT FDIC-INSURED, NOR ARE THEY DEPOSITS OF OR GUARANTEED BY A BANK OR ANY OTHER ENTITY.



FELLOW SHAREHOLDERS:

For the past 12 months, a bumpy stock market ride has once again shown the importance of including quality bond funds such as Intermediate Bond Fund of America in a long-term investment portfolio. As an economic and market crisis took hold of Asia and then spread to other parts of the world, the United States became a haven for investors searching for stability and security in quality U.S. dollar-denominated bonds. Your fund has benefited from this move toward quality.

During the fund's 1998 fiscal year, shareholders received monthly dividends totaling 86 cents a share - representing an income return of 6.6% for those shareholders who reinvested their dividends. Shareholders who opted to receive their monthly dividends in cash received an income return of 6.4%.

In addition, the fund's net asset value increased 1.0% from $13.42 to $13.56. This increase, combined with the monthly dividends, helped the fund generate a one-year total return of 7.7% for shareholders who reinvested their dividends. During the same time frame, the unmanaged Salomon Smith Barney Broad Investment-Grade Medium Term Index had a return of 8.8%, and the average for the intermediate investment grade debt funds monitored by Lipper Analytical Services was 9.1%.

Since 1995, the fund's average effective maturity has ranged between four and five years - quite a bit shorter than its benchmark index and its Lipper category. Because bonds with longer maturities typically fluctuate more than shorter term bonds, our conservative approach is the primary reason the fund has lagged the index and the average intermediate investment grade debt fund during the past few years of rising bond prices. Also, the index and most similar funds have held lower rated securities - those rated A and BBB - while the fund has limited its investments to AAA and AA bonds. A more appropriate fund comparison, given the fund's conservative approach, is Lipper's short/intermediate investment grade debt category. The average total return for the year for funds in this category was 7.2% with distributions reinvested. Most of the funds in this category have average effective maturities that are more in line with that of Intermediate Bond Fund of America.

CHANGES TO THE FUND'S INVESTMENT GUIDELINES

The fund's board of trustees recently approved several changes in the fund's quality and maturity investment guidelines that will increase the fund's flexibility and better reflect the management of the fund's portfolio maturity. The fund's November 1, 1998, prospectus will include these changes. Once the changes to the investment guidelines become effective on November 1, 1998, Lipper will move the fund into the short/intermediate investment grade debt category.

[photo:  Abner D. Goldstine]
[Photo Caption]
Abner D. Goldstine
[End Photo Caption]
[photo:  Paul G. Haaga, Jr.]

[Photo Caption]
Paul G. Haaga, Jr.
[End Photo Caption]

[Sidebar]
On September 17, 1998, the board of trustees approved changes to the fund's investment guidelines, shortening its average maturity and expanding its investment flexibility.
[End Sidebar]

[Sidebar]
The fund's monthly dividend will decrease to 6.5 cents a share beginning with the November payment.
[End Sidebar]

Credit quality: To capture new opportunities while maintaining the fund's commitment to quality, the fund's investment guidelines were expanded to include securities rated A by Standard & Poor's or Moody's, or, if unrated, issues that meet the standards for securities rated A or better. Previously, the fund had been limited to investments in the two highest rating categories, AAA and AA. Including A-rated securities substantially increases the number of investment choices and enhances the investment adviser's ability to use its extensive research capabilities to add value for its shareholders. (For more information about credit ratings, see pages 6 and 7.)

Maturity: Until recently, the fund has sought to achieve its objectives by investing in bonds with effective maturities between three and 10 years. The trustees have established a guideline to require that the average effective maturity of the fund be five years or less. At the same time that the trustees set a maximum average maturity, they also voted to permit the fund to invest in a limited number of individual securities with effective maturities of more than 10 years. We believe these changes better reflect our approach to managing the maturity of the fund's total portfolio and will give the portfolio counselors more flexibility in selecting individual bonds for the fund.


CHANGE IN THE FUND'S MONTHLY DIVIDEND

Due to the general decline in interest rates during the past few years, we will be decreasing the fund's monthly dividend to 6.5 cents a share from the 7.0 cents a share that has been paid since April 1996. The new dividend rate will take effect beginning with the November payment.


MARKET AND ECONOMIC OUTLOOK

What long-term impact the economic trouble overseas will have on corporate America and the U.S. economy remains to be seen. Despite recent stock market volatility, U.S. economic fundamentals are favorable. Inflation, unemployment and interest rates continue to be low, and corporate earnings remain strong. No matter what the future holds, history has shown that the best defense against market volatility is to work with your financial adviser to determine the most appropriate mix of stock and bond funds - and to maintain a long-term perspective.

As always, we will monitor developments that may affect the holdings in your fund.

We look forward to reporting to you again in six months.

Cordially,

[/s/ Paul G. Haaga, Jr.]    [/s/ Abner D. Goldstine]
Paul G. Haaga, Jr.          Abner D. Goldstine
Chairman of the Board       President

October 15, 1998


RESULTS:

HOW A $10,000 INVESTMENT IN THE FUND HAS GROWN

$23,291 Salomon Smith Barney Broad
Investment-Grade Medium Term Index
with interest compounded

$19,969 Intermediate Bond Fund of America with dividends reinvested

$14,086 Consumer Price Index+
*From inception, February 19, 1988, through
August 31, 1988.

+Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

Past results are not predictive of future results.


Average annual compound returns++

                                Periods ended
                                8/31/989/30/98
Ten Years                       +7.06%+7.08%
Five Years                      +4.24+4.48
One Year                        +2.56+3.25

++Assumes reinvestment of all distributions and payment of the maximum 4.75% sales charge at the beginning of the stated periods. Sales charges are lower for accounts of $25,000 or more.

The fund results in the chart on this page reflect payment of the maximum sales charge of 4.75%. Thus, the net amount invested was $9,525 versus $10,000 in the Salomon Smith Barney Broad Investment-Grade Medium Term Index, which is unmanaged and does not reflect sales charges, commissions or expenses.

Fund results in this report were computed without a sales charge unless otherwise indicated. The fund's 30-day yield as of September 30, 1998, calculated in accordance with the Securities and Exchange Commission formula, was 5.10%. The fund's distribution rate as of that date was 5.88%. The SEC yield reflects income the fund expects to earn based on its current portfolio of securities, while the distribution rate is based solely on the fund's past dividends. Accordingly, the fund's SEC yield and distribution rate may differ.



[begin mountain chart]

Year         Intermediate Bond       Salomon Brothers Broad          Consumer
Ended        Fund of America         Investment-Grade Medium         Price
August       with dividends          Term Index with interest        Index*
31           reinvested              compounded
2/19/88      $9,525                  $10,000                         $10,000

1988#        9,613                   10,062                          10,259

1989         10,478                  11,233                          10,741

1990         11,152                  12,207                          11,345

1991         12,460                  13,872                          11,776

1992         14,054                  15,675                          12,147

1993         15,452                  17,027                          12,483

1994         15,174                  17,026                          12,845

1995         16,439                  18,732                          13,181

1996         17,199                  19,605                          13,560

1997         18,545                  21,403                          13,862

1998         19.969                  23,291                          14,086



CELEBRATING A DECADE OF HIGH-QUALITY INVESTING

[photo:  Geoff Hawkins]
[Photo Caption]
Geoff Hawkins, an analyst for the fund, participates in a fixed-income meeting with other Capital Research analysts and portfolio counselors.
[End Photo Caption]

In 1987, the roaring '80s came to an abrupt stop. Early in the year, threats of rising inflation caused the Federal Reserve to increase interest rates, causing bond prices to plummet. Later that year, the October 19 stock market crash wiped out $600 billion in assets in less than a day - making it the largest stock market decline since World War II.


[timeline]
[Sidebar]
1988
Intermediate Bond Fund of America is launched to provide investors access to the benefits of high-quality fixed-income investing.

1989
The Berlin Wall falls, foreshadowing an end to the Cold War.

1990
Iraq invades Kuwait, triggering an increase in oil prices and igniting inflation fears. Prices of bonds and stocks fall due to investor concerns.

1991
A brief recession causes a slowdown in inflation, employment and consumer credit. To revive the economy, the Federal Reserve lowers short-term interest rates.

1992
The annual rate of inflation dips to 2.9% and stays at or below 3.0% until 1996.

1993
Slow growth, lower inflation and falling interest rates characterize the U.S. economy, driving bond prices higher. In February, bond investors react positively to President Clinton's budget cut proposal.

1994
The Federal Reserve raises interest rates six times during the year, causing the worst bond returns in recorded market history.

1995
A slowdown in consumer spending and a weakening economy temper concerns about inflation, fueling a bond market rally.
1996

After falling during the first half of the year, bond prices recover during the second half, ending the year slightly lower than where they began. Inflation reaches 3.3%.

1997
The Asian market crisis causes volatility in the U.S. stock market, increasing investors' appetites for bond funds. Inflation dips to 1.7%.

1998
High-quality U.S. bonds benefit from continued volatility in international and U.S. stock markets as investors around the globe search for stability and security in U.S. dollar-denominated bonds.
[End Sidebar]
[end timeline]


In February 1988, shortly after these tumultuous economic and financial events, we launched Intermediate Bond Fund of America. With all the uncertainty the financial markets were experiencing at the time, we believed many investors could benefit from a high-quality bond fund. Although the U.S. economic and financial markets have changed since 1988, the fund's goal remains the same - to provide attractive current income with an eye toward preserving capital.

Over the years, the fund has typically provided higher income than short-term investments, with less price fluctuation than longer term bonds. The primary reason the fund has been able to provide higher income is because the bond market has typically rewarded intermediate and longer term fixed-income securities with higher yields than shorter term securities. Active portfolio management, extensive research efforts and the ability to purchase high-quality investments not available to individuals have also been important factors contributing to our success.


TIMELESS MANAGEMENT FOR CHANGING TIMES

The foundation of the fund's management approach lies in our research efforts. Capital Research and Management Company, the fund's investment adviser, has assembled a highly experienced team of investment professionals. In addition to monitoring the economic environment, our research analysts and portfolio counselors carefully review each individual fixed-income security before it is added to the fund's portfolio.

One goal of our in-depth research is consistency - maintaining relatively stable flows of income while moderating principal fluctuations. The fund's consistency is due, in large part, to our multiple portfolio counselor system, which divides the fund's assets into several portions with each being managed independently by a different portfolio counselor. This investment approach has helped us ease the volatility often associated with a single-manager approach - in which all investment decisions are dependent on one person's investment outlook and style.

We also cannot ignore the importance of technology. To help monitor market activity and identify new opportunities, Capital Research has taken advantage of technological advances to track the history of individual securities and to evaluate factors affecting a security's prospective yield and average life - all to find the best values for the fund's portfolio.

[Sidebar]
WHO INVESTS IN INTERMEDIATE BOND FUND OF AMERICA
As part of a well-planned investment strategy, Intermediate Bond Fund of America's relatively stable stream of monthly distributions can be a good source of regular income or, if reinvested, generate growth through compounding over the long term. Today, Intermediate Bond Fund of America shareholders include:

- MORE THAN 32,000 INDIVIDUAL ACCOUNTS totaling $767 million. Individual accounts include single and joint accounts as well as personal tax-deferred retirement accounts and accounts held by trustees, guardians or custodians.
- MORE THAN 5,600 INSTITUTIONAL ACCOUNTS - including corporate, charitable, educational and religious organizations as well as pension, profit-sharing and employee benefit plans - totaling approximately $324 million.
[End Sidebar]


[begin pie chart]
[Sidebar]
HOW YOUR MONEY IS INVESTED
QUALITY
U.S. Government/Agency    52%
AAA                       35%
AA                         9%
Cash & Equivalents         4%
[end pie chart]


[begin pie chart]
SECTOR
Federal Agency Mortgage-Backed   30%
U.S. Govt./Agency (Non-Mortgage) 23%
Other Mortgage-Backed            21%
Asset-Backed                     12%
Corporate Bonds                  10%
Cash & Equivalents                4%
[End Sidebar]
[end pie chart]


FOLLOWING VALUES - NOT FADS

The investment professionals at Capital Research search for value rather than following fads. The value of every fixed-income security is dependent on a number of variables - including the outlook for inflation and interest rates, shifts in bond supply and demand as well as developments in government and industry. One of the areas in which we have found good long-term value has been high-quality pass-through securities. Pass-through securities are pools of loans packaged and sold by financial institutions to investors. They are called pass-through securities because the interest and principal payments are passed along to the investors.

In 1970, the Government National Mortgage Association created the first pass-through security - a mortgage-backed security - which pooled home mortgages. Since then, other government and private agencies have followed suit, making the pass-through mortgage-backed market one of the largest financial markets today. In fact, over the years, the idea of pooling and selling loans has spread to other types of debt as well - such as auto and corporate loans and credit card debt. These securities are called asset-backed securities.

For investors, mortgage-backed securities offer the benefit of yields that are usually higher than other fixed-income securities with comparable credit quality. In part, this higher yield is compensation for the uncertain timing of mortgage prepayments - when borrowers pay off the underlying loans early and the principal is passed through to investors. To avoid surprises in prepayment activity, we pay careful attention to the economic and interest rate environment as well as the characteristics of underlying loans.


COMMITMENT TO QUALITY

Since its inception, the fund's guidelines have limited investments to securities within the two highest credit quality categories (AAA and AA for Standard & Poor's and Aaa and Aa for Moody's). On September 17, 1998, the fund's board of trustees approved a change allowing the purchase of A-rated securities. This expansion significantly increases the size of the fund's investment universe, thereby increasing the portfolio counselors' ability to use research to find value and add yield. A-rated securities fall well within the investment-grade category of credit risk and do not compromise the fund's commitment to quality investing.

Capital Research does not rely solely on third-party rating agencies, such as Moody's and Standard & Poor's. As part of our thorough research, each security is put through an extensive credit review by the fund's investment professionals. This credit review helps us identify securities that are likely to be upgraded and avoid issues with deteriorating credit. By allowing the fund's investment professionals to invest in A-rated securities, we expand our shareholders' opportunities to benefit from these research efforts.


THE NEXT 10 YEARS

Recent market volatility has opened many investors' eyes to the importance of owning a quality bond fund in their long-term portfolios. Investment-grade bonds are an excellent source of income that can help buoy a portfolio during market declines.

The one sure thing in investing is change. In the future, market levels will continue to rise and fall in response to changes in political and economic environments around the world. As always, you can be assured Capital Research will continue to actively manage the fund within its investment guidelines and search for new opportunities in the market - all to add value to your Intermediate Bond Fund of America investment.


[Sidebar]
MAKING THE GRADE
Credit ratings are used to indicate a bond issuer's ability to repay its debts in differing economic conditions. Using Standard & Poor's credit ratings as an example, credit quality ratings range from AAA to D, with AAA-rated securities considered the safest investments against credit loss and a D rating indicating the security's issuer is in default. Bonds in the four highest categories - AAA, AA, A and BBB - are considered investment-grade securities. Your fund invests only in securities rated A or higher. Since safety has a price, these higher quality securities generally offer lower yields than those with lower credit ratings.
[End Sidebar]


[photo:  John Smet, Abner D. Goldstine]
[Photo Caption]
Two senior officers for Intermediate Bond Fund of America - John Smet (left) and Abner Goldstine (right) - discuss investment policy.
[End Photo Caption]




Intermediate Bond Fund of America
Investment Portfolio August 31, 1998
Federal Agency Mortgage Obligations                                 29.99%
U.S. Treasury Securities                                            21.64%
Privately Originated Mortgage Obligations                           21.33%
Asset-Backed Obligations                                            12.38%
Corporate Bonds                                                      8.43%
Cash & Equivalents                                                   4.02%
Governments (Excluding U.S. Government)                              1.46%
Federal Agency Obligations--Non-Mortgage                             0.75%


Bonds & Notes                                                    Principal    Market   Percent
                                                                  Amount       Value    of Net
Industrial & Service -  1.87%                                      (000)      (000)     Assets

Oil Enterprises 6.239% 2008 (1)                                   $ 10,000     $ 10,026    .69%
PacifiCorp Australia, LLC 6.15% 2008 (1)                            10,000       10,183     .70
Sony Corp. 6.125% 2003                                               3,000        3,024     .21
Wal-Mart Stores 5.65% 2000                                           4,000        4,014     .27
                                                                          -----------------------
                                                                                27,247     1.19
                                                                          -----------------------
Transportation - 1.80%

Continental Airlines:
 6.41% 2007                                                          9,000        8,835
 7.75% 2016 (2014) (2),(3)                                           1,282        1,434     .71
Jet Equipment Trust, Series 1995-B, Class A, 7.63% 2015 (2012) (1    9,242       10,163     .70
USAir, Inc. 6.76% 2009 (2008) (2),(3)                                5,638        5,807     .39
                                                                          -----------------------
                                                                                26,239     1.80
                                                                          -----------------------
Utilities -  0.41%

Texas Utilities Co., Series A, 6.20% 2002                            6,000        6,027     .41
                                                                          -----------------------
Financial Services -  4.35%

ABN AMRO Bank NV 7.55% 2006                                         4,000        4,275      .29
Barclays North American Capital Corp. 9.75% 2021 (2001)(2)          7,230        8,158      .56
BBV International Finance (Cayman) 6.875% 2005                      7,200        7,369      .51
Beverly Finance Corp. 8.36% 2004(1)                                10,000       11,080      .76
Deutsche Bank Financial 6.70% 2006                                  4,000        4,054      .28
Dresdner Bank New York 6.625% 2005                                  4,000        4,041      .28
General Electric Capital Corp. 8.375% 2001                          1,500        1,591      .11
Ikon Capital Inc. 6.33% 2000                                        2,500        2,542      .17
Lend Lease (US) Finance Inc. 6.75% 2005                             5,000        5,115      .35
Margaretten Financial 6.75% 2000                                    7,450        7,619      .52
NationsBank Corp. 6.125% 2004                                       3,000        2,982      .20
Toyota Motor Credit Corp. 6.125% 2000                               2,495        2,527      .17
Union Bank of Switzerland 7.25% 2006                                2,000        2,118      .15
                                                                          -----------------------
                                                                                63,471     4.35
                                                                          -----------------------

Collateralized Mortgage Obligations
 (Privately Originated)(3) -  21.33%

Asset Backed Securities Investment Trust,
 Series 1997-D, 6.79% 2003 (1)                                     14,590       14,613     1.00
Asset Securitization Corp.,
 Series 1997-D5, Class A-PS1, interest only, 1.57% 2043 (4)       173,930       18,367     1.26
Bear Asset Trust Securities, Series 1997-1,
 Class A, 6.686% 2006(1)                                            9,802        9,824      .67
Blackrock Capital Finance LP, Series 1996-C2,
 Class A, 7.632% 2026 (1),(4)                                          16           16      .00
Chase Commercial Mortgage Securities Corp.:
 Series 1996-1, Class A1, 7.60% 2005                                1,887        2,026
 Series 1997-1, Class A1, 7.27% 2029                                3,781        3,952
 Series 1998-1, Class A1, 6.34% 2030                                6,893        7,044      .89
Chase Manhattan Bank, NA, Series 1993-I,
 Class 2A-5, 7.25% 2024                                             6,511        6,537      .45
CS First Boston Mortgage Securities Corp.,:
 Series 1995-AEW1, Class B, 7.182% 2027(4)                          7,200        7,200
 Series 1998-C1, Class A-1A, 6.26% 2040                             6,430        6,540      .94
Deutsche Mortgage & Asset Receiving Corp.,
 Series 1998-C1, Class A-1, 6.22% 2031                             13,705       13,888      .95
DLJ Mortgage Acceptance Corp.:
 Series 1997-CF1, Class A1A, 7.40% 2006 (1)                         6,481        6,859
 Series 1995-CF2, Class A1B, 6.85% 2027 (1)                         5,000        5,215
 Series 1996-CF1, Class A1A, 7.28% 2028                             2,536        2,648     1.01
GMAC Commercial Mortgage Securities Inc.,
 Series 1996-C1, Class A2A, 6.79% 2028                             16,417       16,786     1.15
Iroquois Trust, Series 1997-2, Class A, 6.752% 2007 (1)             5,000        5,071      .35
J.P. Morgan Commercial Mortgage Finance Corp., pass-through
 certificates:
  Series 1995-C1, Class A-2, 7.463% 2010(4)                        18,155       18,407
  Series 1997-C4, Class A-1, 6.939% 2028                            1,609        1,646     1.37
Merrill Lynch Mortgage Investors Inc.:
 Series 1995-C2, Class A-1, 7.384% 2021(4)                          4,910        5,019
 Series 1995-C3, Class A-2, 6.822% 2025(4)                          5,180        5,356
 Series 1997-C1, Class A-1, 6.95% 2029 (4)                         13,218       13,676     1.66
Morgan Stanley Capital I Inc.:
 Series 1995-GA1, Class A-1, 7.00% 2002(1)                          3,355        3,381
 Series 1998-WF1, Class A-1, 6.25% 2007 (4)                        35,150       35,744
 Series 1998-WF2, Class A-1, 6.34% 2030 (4)                         6,931        7,081     3.17
Mortgage Capital Funding Inc.,
 Series 1998-MC1, Class A-1, 6.417% 2030                           12,742       13,022      .89
Nomura Asset Securities Corp.,
 Series 1998-D6, Class A-A1, 6.28% 2030 (4)                         9,730        9,721      .67
Paine Webber CMO, Series O, Class 5, 9.50% 2019                     3,889        4,258      .29
SMA Finance Co., Inc.,
 Series 1998-C1, Class A-1, 6.27% 2005 (1)                          4,922        4,988      .34
Structured Asset Securities Corp.:
 Series 1998-RF2, Class A, 8.582% 2022 (1),(4)                     18,584       20,314
 Series 1998-RF1, Class A, 8.709% 2027 (1),(4)                     20,104       22,062
 Series 1996-CFL, Class A1-C, 5.944% 2028 (4)                       2,086        2,079     3.05
Structured Assets Notes Transactions,
 Series 1996-A, Class A1, 7.156% 2003(1)                            6,169        6,263      .43
Westam Mortgage, Class 4-H, 8.95% 2018                             11,000       11,509      .79
                                                                          -----------------------
                                                                               311,112    21.33
                                                                          -----------------------

Asset-Backed Obligations(3) -  12.38%

Case Equipment Loan Trust, Series 1995-A,  7.30% 2002               1,070        1,076      .07
Chase Manhattan Credit Card Master Trust:
 Series 1996-4, Class A, 6.73% 2003                                 6,000        6,045
 Series 1997-5, Class A, 6.194% 2005                                5,500        5,613      .79
Equicredit Funding Trust, Series 1996-A,
 Class A2, 6.95% 2012                                               5,500        5,540      .38
FIRSTPLUS Home Loan Owner Trust:
 Series 1997-1, Class A-1, 6.28% 2004                               1,350        1,348
 Series 1997-1, Class A-3, 6.45% 2009                               3,900        3,914
 Series 1997-4, Class A-5, 6.62% 2015                               6,200        6,307
 Series 1997-3, Class M-1, 7.32% 2023                               4,000        4,219     1.08
FMAC Loan Receivables Trust, Series 1998-A, Class A, 6.69% 2020 (  22,000       22,268     1.53
GCC Home Equity Trust, asset-backed certificates,
 Series 1990-1, Class A, 10.00% 2005                                1,288        1,286      .09
Green Tree Financial Corp., pass-through certificates:
 Series 1998-2, Class A5, 6.24% 2016                                3,500        3,539
 Series 1993-3, Class A5, 5.75% 2018                                9,420        9,391
 Series 1995-9, Class A4, 6.45% 2027                                4,250        4,269
 Series 1996-8, Class A4, 7.00% 2027                                5,000        5,064
 Series 1996-10, Class A4, 6.42% 2028                               3,500        3,531
 Series 1996-10, Class A5, 6.83% 2028                              14,000       14,319
 Series 1997-6, Class A5, 6.68% 2029                                5,000        5,105
 Series 1997-6, Class A6, 6.90% 2029                                3,000        3,088     3.31
Green Tree Home Improvement Loan Trust:
 Series 1997-D, Class HIA1, 6.14% 2023                              1,392        1,392
 Series 1997-D, Class HIA3, 6.77% 2023                              5,000        5,074
 Series 1997-C, Class HIA2, 6.46% 2028                              1,750        1,759      .56
Merrill Lynch Mortgage Investors Inc.,
 Series 1992-B, Class A3, 8.30% 2012                                3,510        3,525      .24
The Money Store Home Equity Trust:
 Series 1996-B, Class A14, 7.35% 2012                               5,000        5,067
 Series 1994-D, Class A5, 8.925% 2022                               9,621       10,187     1.07
Nebhelp Trust, Student Loan Interest Margin Securities,
 Series 1998-1, Class A, 6.68% 2016 (1)                            20,000       20,330     1.39
Norwest Asset Securities Corp., Series 1998-8, Class A1, 6.50% 20   5,998        6,005      .41
Standard Credit Card Master Trust I, credit card
 participation certificates,
  Series 1991-6, Class A,  7.875% 2000                             21,250       21,323     1.46
                                                                          -----------------------
                                                                               180,584    12.38
                                                                          -----------------------
Governments (Excluding U.S. Government) &
Government Authorities -  1.46%

British Columbia Hydro & Power Authority 12.50% 2013 (1998)(2)      2,000        2,080      .14
Canadian Government 6.125% 2002                                     7,000        7,154      .49
Ontario (Province of) 7.75% 2002                                    8,000        8,540      .59
Victoria (Territory of) Public Authorities Finance Agency
 8.45% 2001                                                         3,500        3,794      .24
                                                                          -----------------------
                                                                                21,568     1.46
                                                                          -----------------------

Federal Agency Mortgage Pass-Through Obligations(3) -  26.10%

Fannie Mae:
 6.00% 2013-2028                                                   22,447       22,320
 6.167% 2033(4)                                                    13,481       13,557
 6.50% 2013-2028                                                   20,442       20,592
 7.00% 2008-2028                                                   24,735       25,204
 7.50% 2009-2028                                                   18,867       19,372
 8.00% 2002-2005                                                    1,171        1,189
 8.281% 2002(4)                                                     8,851        9,220
 8.50% 2008-2027                                                    9,985       10,444
 9.00% 2001-2022                                                    9,866       10,490
 9.50% 2009-2026                                                    7,047        7,524
 10.00% 2017-2025                                                  15,779       17,271
 10.50% 2004-2020                                                   1,172        1,293
 11.00% 2000-2020                                                   2,464        2,761
 12.00% 2015-2028                                                   6,466        7,615
 12.25% 2012-2013                                                   1,965        2,284
 12.50% 2028                                                        3,830        4,540
 13.00% 2015                                                        1,875        2,264
 15.00% 2028                                                        1,283        1,617    12.31
Freddie Mac:
 6.00% 2013                                                         5,152        5,147
 6.50% 2013                                                         1,939        1,964
 7.00% 2008                                                         2,860        2,931
 8.00% 2003-2017                                                    4,367        4,565
 8.50% 2008-2021                                                    5,827        6,093
 8.75% 2008-2009                                                      819          856
 9.50% 2010-2013                                                    1,345        1,415
 10.00% 2005-2019                                                  13,721       14,898
 11.00% 2018                                                           47           53
 12.00% 2016                                                          153          175
 12.50% 2015-2019                                                   1,105        1,297
 12.75% 2019                                                           36           42     2.70
Government National Mortgage Assn.:
 5.50% 2013                                                         2,723        2,679
 6.00% 2013-2028                                                   10,280       10,230
 6.875% 2016-2024(4)                                               18,217       18,568
 7.00% 2007-2028(4)                                                44,244       45,014
 7.50% 2028                                                        15,942       16,415
 8.00% 2023-2026                                                   15,067       15,630
 8.50% 2007-2023                                                   14,509       15,399
 9.00% 2008-2025                                                   10,657       11,418
 9.50% 2009-2021                                                   16,282       17,625
 9.75% 1999                                                             3            3
 10.00% 2019                                                        6,839        7,536
 10.25% 2012                                                          251          273
 10.50% 2019                                                           95          106
 11.00% 2010-2019                                                     260          296
 11.50% 2010-2013                                                     115          131
 12.50% 2010-2014                                                     351          409    11.09
                                                                          -----------------------
                                                                               380,725    26.10
                                                                          -----------------------

Federal Agency Collateralized Mortgage Obligations(3) - 3.89%

Fannie Mae:
 Series 91-50, Class H, 7.75% 2006                                 10,490       10,975
 Series 91-146, Class Z, 8.00% 2006                                 3,019        3,169
 Trust D2, 11.00% 2009                                              2,880        3,353
 Series 97-41, Class B, 7.25% 2014                                  7,967        7,984     3.43
 Series 88-16, Class B, 9.50% 2018                                    460          495
 Series 90-93, Class G, 5.50% 2020                                  2,420        2,414
 Series 91-78, Class PK, 8.50% 2020                                 5,113        5,209
 Series 90-21, Class Z, 9.00% 2020                                 15,322       16,414
Freddie Mac:
 Series 1539, Class PL, 6.50% 2008                                  2,000        2,070
 Series 83-B, Class 3, 12.50% 2013                                     99          112
 Series 1567, Class A, 6.088% 2023(4)                               1,996        1,926
 Series 2030, Class F, 6.141% 2028 (4)                              2,540        2,554      .46
                                                                          -----------------------
                                                                                56,675     3.89
                                                                          -----------------------

Federal Agency Obligations--Non-Mortgage -  0.75%

Freddie Mac Notes:
 5.75% 2008                                                        10,750       10,871      .75
                                                                          -----------------------

U.S. Treasury Obligations -  21.64%

9.125% May 1999                                                     8,250        8,473      .58
8.00% May 2001                                                      8,000        8,598      .59
13.375% August 2001                                                16,750       20,542     1.41
5.875% September 2002                                               7,500        7,727      .53
10.75% February 2003                                                5,000        6,127      .42
10.75% May 2003                                                    21,750       26,888     1.84
11.125% August 2003                                                12,500       15,801     1.08
7.25% May 2004                                                     62,706       69,486     4.76
7.25% August 2004                                                  19,750       21,975     1.51
7.875% November 2004                                               16,165       18,554     1.27
11.625% November 2004                                              40,900       54,991     3.77
7.50% February 2005                                                 4,250        4,813      .33
6.50% May 2005                                                      6,750        7,304      .50
5.625% February 2006                                                9,000        9,298      .64
3.375% January 2007 (5)                                            10,802       10,465      .72
6.25% February 2007                                                10,500       11,299      .77
6.125% August 2007                                                  6,480        6,939      .48
10.375% November 2009                                               5,000        6,355      .44
                                                                          -----------------------
                                                                               315,635    21.64
                                                                          -----------------------
TOTAL BONDS & NOTES (cost: $1,379,275,000)                                   1,400,154    95.98
                                                                          -----------------------

Short-Term Securities

Commercial Paper -  3.05%

AIG Funding Inc. 5.50% due 9/15/98                                 18,100       18,059     1.24
General Electric Capital Corp. 5.85% due 9/1/98                    16,500       16,497     1.13
SBC Communications Inc. 5.51% due 9/1/98 (1)                       10,000        9,999      .68
                                                                          -----------------------
TOTAL SHORT-TERM SECURITIES (cost: $44,555,000)                                 44,555     3.05
                                                                          -----------------------
TOTAL INVESTMENT SECURITIES (cost: $1,423,830,000)                           1,444,709    99.03

Excess of cash and receivables over payables                                    14,074      .97
                                                                          -----------------------
Net Assets                                                                  $1,458,783   100.00
                                                                          =======================

(1) Purchased in a private placement transaction;
resale may be limited to qualified institutional buyers;
resale to the public may require registration.

(2) Valued in the market on the basis of its effective maturity -- that is, the date at which the security is expected to be called or refunded by the issuer or the date at which the investor can put the security to the issuer for redemption. Effective maturity date is shown in parentheses.

(3) Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made.
Therefore, the effective maturities are shorter than the stated maturities.

(4) Coupon rate may change periodically.

(5) Index-linked bond whose principal amount moves with a government retail price index.


See Notes to Financial Statements

Intermediate Bond Fund of America
Financial Statements
----------------------------------------      ----------------------
Statement of Assets and Liabilities
at August 31, 1998                            (dollars inthousands)
----------------------------------------      ----------------------
Assets:
Investment securities at market
 (cost:  $1,423,830)                                     $1,444,709
Cash                                                           199
Receivables for-
 Sales of investments                            $ 9,404
 Sales of fund's shares                           17,799
 Accrued interest                                 13,535    40,738
                                              ----------------------
                                                         1,485,646
Liabilities:
Payables for-
 Purchases of investments                         19,390
 Repurchases of fund's shares                      4,040
 Dividends payable                                 2,257
 Management services                                 380
 Accrued expenses                                    796    26,863
                                              ----------------------
Net Assets at August 31, 1998 -
Equivalent to $13.56 per share on 107,598,289 shares
 of beneficial interest issued and outstanding;
 unlimited shares authorized                             $1,458,783
                                                         =========

Statement of Operations
for the year ended August 31, 1998            (dollars inthousands)
                                              ----------------------
Investment Income:
Income:
 Interest                                                 $ 93,277

Expenses:
 Management services fee                         $ 5,328
 Distribution expenses                             4,067
 Transfer agent fee                                  899
 Reports to shareholders                             101
 Registration statement and prospectus               104
 Postage, stationery and supplies                    188
 Trustees' fees                                       24
 Auditing and legal fees                              43
 Custodian fee                                         6
 Taxes other than federal income tax                  20
                                              ------------
  Total expenses before reimbursement             10,780
 Reimbursement of expenses                           471    10,309
 Net investment income                        ----------------------
                                                            82,968
Realized Gain and Unrealized                             -----------
 Appreciation on Investments:
Net realized gain                                            2,961
Net unrealized appreciation on investments:
 Beginning of year                                 6,084
 End of year                                      20,879
                                              ------------
  Net unrealized appreciation on investments                14,795
                                                         -----------
 Net realized gain and unrealized appreciation
  on investments                                            17,756
                                                         -----------
Net Increase in Net Assets Resulting
 from Operations                                          $100,724
                                                         ===========

Statement of Changes in Net Assets            (dollars inthousands)
----------------------------------------      ----------------------
                                              Year ended August 31
                                              August 31,
                                                    1998      1997
Operations:                                   ---------------------
Net investment income                         $   82,968 $   88,644
Net realized gain (loss) on investments            2,961    (9,914)
Net unrealized appreciation on investments        14,795    25,828
                                              ----------------------
 Net increase in net assets
  resulting from operations                      100,724   104,558
                                              ----------------------


 Dividends Paid From Net Investment Income       (86,313)  (87,766)
                                              ----------------------
Capital Share Transactions:
Proceeds from shares sold:
 49,876,745 and 45,770,888 shares, respectivel   672,768   612,621
Proceeds from shares issued in
 reinvestment of net investment income
 dividends: 4,954,203 and 4,954,744 shares,
 respectively                                     66,762    66,280
Cost of shares repurchased: 46,961,620 and
 58,792,101 shares, respectively                (633,193) (786,616)
                                              ----------------------
 Net increase (decrease) in net assets resulting
  from capital share transactions                106,337  (107,715)
                                              ----------------------
Total Increase (Decrease) in Net Assets          120,748   (90,923)

Net Assets:
Beginning of year                              1,338,035 1,428,958
                                              ----------------------
End of year (including undistributed
 net investment income of $527 and
 $4,237, respectively)                        $1,458,783 $1,338,035
                                              ====================


See Notes to Financial Statements

1. Intermediate Bond Fund of America (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks current income, consistent with preservation of capital, within certain guidelines for quality and maturity. The following paragraphs summarize the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity or, if already held on the 60th day, based on the value determined on the 61st day. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the Board of Trustees.

As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. In the event the fund purchases securities on a delayed-delivery or "when-issued" basis, it will segregate with its custodian liquid assets in an amount sufficient to meet its payment obligations in these transactions. Realized gains and losses from securities transactions are reported on an identified cost basis. Interest income is reported on the accrual basis. Discounts and premiums on securities purchased are amortized. Dividends to shareholders are declared daily after the determination of the fund's net investment income and are paid to shareholders monthly.

2. It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

As of August 31, 1998, net unrealized appreciation on investments for book and federal income tax purposes aggregated $20,879,000, of which $25,531,000 related to appreciated securities and $4,652,000 related to depreciated securities. During the year ended August 31, 1998, the fund realized, on a tax basis, a net capital loss of $3,836,000 on security transactions. The fund had available at August 31, 1998, a net capital loss carryforward of $89,401,000 which may be used to offset capital gains realized during subsequent years through 2005 and thereby relieve the fund and its shareholders of any federal income tax liability with respect to the capital gains that are so offset. It is the intention of the fund not to make distributions from capital gains while there is a capital loss carryforward. The cost of the portfolio securities for book and federal income tax purposes was $1,423,830,000 at August 31, 1998.

3. The fee of $5,328,000 for management services was incurred pursuant to an agreement with Capital Research and Management Company (CRMC), with which certain officers and Trustees of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.30% of the first $60 million of average net assets; 0.21% of such assets in excess of $60 million but not exceeding $1 billion; 0.18% of such assets in excess of $1 billion but not exceeding $3 billion; and 0.16% of such assets in excess of $3 billion; plus 3.00% on the first $3,333,333 of the fund's monthly gross investment income; 2.50% of such income in excess of $3,333,333 but not exceeding $8,333,333; and 2.00% of such income in excess of $8,333,333. During the year, CRMC reduced the management fees by $471,000 to reimburse the fund for certain distribution expenses.

Pursuant to a Plan of Distribution, the fund may expend up to 0.30% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Trustees. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the year ended August 31, 1998, distribution expenses under the Plan were limited to $4,067,000. Had no limitation been in effect, the fund would have paid $4,681,000 in distribution expenses under the Plan. As of August 31, 1998, accrued and unpaid distribution expenses were $731,000.

American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $899,000. American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $1,328,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

Trustees who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of August 31, 1998, aggregate amounts deferred and earnings thereon were $51,000.

CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Trustees and officers of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

4. As of August 31, 1998, accumulated net realized loss on investments was $89,401,000 and paid-in capital was $1,526,778,000. The fund reclassified $365,000 from undistributed net investment income to undistributed net realized gains for the year ended August 31, 1998.

The fund made purchases and sales of investment securities, excluding short-term securities, of $1,270,954,000 and $1,170,477,000, respectively, during the year ended August 31, 1998.

Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $6,000 was paid by these credits rather than in cash.



PER-SHARE DATA AND RATIOS
---------------------------------------   --------------------------------------------
                                               Year     ended  August      31
                                          --------------------------------------------
                                               1998      1997     1996    1995   1994
                                          --------------------------------------------
Net Asset Value, Beginning
 of Year                                     $13.42    $13.26  $13.52  $13.38 $14.64
                                          --------------------------------------------

Income from Investment
 Operations:
  Net investment income                         .83       .86     .88     .93    .95
  Net realized and unrealized
   gain (loss) on investments                   .17       .15    (.27)    .13  (1.20)
   Total from investment                  --------------------------------------------
    operations                                 1.00      1.01    0.61    1.06  (0.25)
                                          --------------------------------------------
Less Distributions:
 Dividends from net investment
  income                                       (.86)     (.85)   (.87)   (.92)  (.94)
 Distributions from net realized
  gains                                                                         (.07)
                                          --------------------------------------------
   Total distributions                         (.86)     (.85)   (.87)   (.92) (1.01)
                                          --------------------------------------------
Net Asset Value, End of Year                 $13.56    $13.42  $13.26  $13.52 $13.38
                                          ============================================
Total Return (1)                               7.68%    7.83%    4.63%   8.33%(1.80%)

Ratios/Supplemental Data:
 Net assets, end of year (in
  millions)                                  $1,459    $1,338  $1,429  $1,501 $1,626
 Ratio of expenses to average
  net assets                                .76% (2)      .82%    .80%    .78%   .83%
 Ratio of net income to
  average net assets                          6.12%     6.40%    6.53%   6.96%  6.79%
 Portfolio turnover rate                      79.19%   41.55%  48.25 % 71.91 %52.94 %





(1)Excludes maximum sales charge of 4.75%.
(2)Had CRMC not waived management services fees, the fund's expense ratio would have been 0.79%
for the fiscal year ended August 31, 1998.


Independent Auditors' Report

To the Board of Trustees and Shareholders of Intermediate Bond Fund of America:

     We have audited the accompanying statement of assets and liabilities of Intermediate Bond Fund of America (the "fund"), including investment portfolio, as of August 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended. These financial statements and per-share data and ratios are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and per-share data and ratios based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per-share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at August 31, 1998, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and per-share data and ratios referred to above present fairly, in all material respects, the financial position of Intermediate Bond Fund of America at August 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

/s/Deloitte & Touche LLP
Deloitte & Touche LLP

Los Angeles, California

September 30, 1998


Tax Information (Unaudited)

Certain states may exempt from income taxation a portion of the dividends paid from net investment income if derived from direct U.S. Treasury obligations. For purposes of computing this exclusion, 21% of the dividends paid by the fund from net investment income was derived from interest on direct U.S. Treasury obligations.

Dividends received by retirement plans such as IRAs, Keogh-type plans, and 403(b) plans need not be reported as taxable income. However, many retirement trusts may need this information for their annual information reporting.

Since the amounts above are reported for the FISCAL YEAR and not a CALENDAR YEAR, shareholders should refer to their Form 1099-DIV or other tax information which will be mailed in January 1999 to determine the CALENDAR YEAR amounts to be included on their respective 1998 tax returns. Shareholders should consult their tax advisers.


BOARD OF TRUSTEES

H. FREDERICK CHRISTIE, Rolling Hills Estates, California
Private investor; former President and Chief Executive Officer,
The Mission Group; former President, Southern California
Edison Company

DON R. CONLAN, South Pasadena, California
President (retired), The Capital Group Companies, Inc.

DIANE C. CREEL, Long Beach, California
President and Chief Executive Officer,
The Earth Technology Corporation
(international consulting engineering)

MARTIN FENTON, JR., San Diego, California
Chairman of the Board, Senior Resource Group, Inc.
(senior living centers management)

LEONARD R. FULLER, Marina del Rey, California
President, Fuller Consulting
(management consultants)

ABNER D. GOLDSTINE, Los Angeles, California
President of the fund
Senior Vice President and Director,
Capital Research and Management Company

PAUL G. HAAGA, JR., Los Angeles, California
Chairman of the Board of the fund
Executive Vice President and Director,
Capital Research and Management Company

HERBERT HOOVER III, San Marino, California
Private investor
RICHARD G. NEWMAN, Los Angeles, California

Chairman of the Board, President and Chief Executive Officer,
AECOM Technology Corporation
(architectural engineering)

PETER C. VALLI retired from the Board of Trustees effective
March 17, 1998. He had been a Trustee of the fund since 1991.
The Trustees thank him for his many contributions to the fund.


OTHER OFFICERS

JOHN H. SMET, Los Angeles, California
Executive Vice President of the fund
Vice President, Capital Research and Management Company

MICHAEL J. DOWNER, Los Angeles, California
Vice President of the fund
Senior Vice President - Fund Business Management Group,
Capital Research and Management Company

JULIE F. WILLIAMS, Los Angeles, California
Secretary of the fund
Vice President - Fund Business Management Group,
Capital Research and Management Company

ANTHONY W. HYNES, JR., Brea, California
Treasurer of the fund
Vice President - Fund Business Management Group,
Capital Research and Management Company

KIMBERLY S. VERDICK, Los Angeles, California
Assistant Secretary of the fund
Assistant Vice President - Fund Business Management Group,
Capital Research and Management Company

TODD L. MILLER, Brea, California
Assistant Treasurer of the fund
Assistant Vice President - Fund Business Management Group,
Capital Research and Management Company

[The American Funds Group(r)]

FOR INFORMATION ABOUT YOUR ACCOUNT OR ANY OF THE FUND'S SERVICES, PLEASE CONTACT YOUR FINANCIAL ADVISER. YOU MAY ALSO CALL AMERICAN FUNDS SERVICE COMPANY, TOLL-FREE, AT 800/421-0180 OR VISIT WWW.AMERICANFUNDS.COM ON THE WORLD WIDE WEB.

This report is for the information of shareholders of Intermediate Bond Fund of America, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 1998, this report must be accompanied by an American Funds Group Statistical Update for the most recently completed calendar quarter.


OFFICES

OFFICES OF THE FUND AND OF THE INVESTMENT ADVISER,
CAPITAL RESEARCH AND MANAGEMENT COMPANY
333 South Hope Street
Los Angeles, California 90071-1443

135 South State College Boulevard
Brea, California 92821-5823

TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
AMERICAN FUNDS SERVICE COMPANY
(Please write to the address nearest you.)
P.O. Box 2205
Brea, California 92822-2205

P.O. Box 659522
San Antonio, Texas 78265-9522

P.O. Box 6007
Indianapolis, Indiana 46206-6007

P.O. Box 2280
Norfolk, Virginia 23501-2280

CUSTODIAN OF ASSETS
The Chase Manhattan Bank
One Chase Manhattan Plaza
New York, New York 10081-0001

COUNSEL
Paul, Hastings, Janofsky & Walker LLP
555 South Flower Street
Los Angeles, California 90071-2371

INDEPENDENT AUDITORS
Deloitte & Touche LLP
1000 Wilshire Boulevard
Los Angeles, California 90017-2472

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071-1462


Printed on recycled paper
Litho in USA SG/AL/3848
Lit. No. IBFA-011-1098
45003/15003